U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                (Amendment No. )

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2005 (July 20, 2005)

                      National Diversified Services, Inc.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
            (State or jurisdiction of incorporation or organization)

                                   2-99080-NY
                            (Commission File Number)

                                   11-2820379
                                   ----------
                     (I.R.S. Employer Identification Number)

                             c/o Morse & Morse, PLLC
                        1400 Old Country Road, Suite 302
                               Westbury, NY 11590
               -------------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 487-1419

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02   Unregistered Sale of Equity Securities.

        In November 1997, the Company issued 10-year Warrants to purchase 1,000,000 shares of Common Stock to each of George Rubin and Morry F. Rubin and 10-year Warrants to purchase 100,000 shares of Common Stock to each of Stacy Goldberg, Lester Morse and Steven Morse at an exercise price of $.03 per share.

        On July 20, 2005, the aforementioned persons exercised their Warrants in full.

        On July 20, 2005, the Board of Directors approved the payment of $30,000 to each of George Rubin and Morry F. Rubin and the payment of $3,000 to Stacy Goldberg in connection with their prior services to the Company. The Board also approved the payment of $3,000 to each of Lester Morse and Steven Morse in connection with legal services rendered. The aforementioned payments were used to pay the exercise price due under the Warrants to purchase an aggregate of 2,300,000 shares of Common Stock.

Item 5.03   Amendments to Articles of Incorporation.

        On July 26, 2006, the Board of Directors approved, and a majority of stockholders ratified by action taken in lieu of a meeting, an amendment to the Company's Certificate of Incorporation. Said amendment approved an increase in the authorized number of common shares from 30,000,000 shares to 100,000,000 shares, $.001 par value.

Item 8.01   Financial Statements and Exhibits.

       (c)  Exhibits

            3.1 Amendment to  Certificate of  Incorporated  filed August 2, 2005 with the Secretary of State of the State of Delaware.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            National Diversified Services, Inc.

Dated:  August 2, 2005                      By: /s/ Morry F. Rubin
                                            ----------------------
                                            Morry Rubin, President